POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of G. Frank
Joklik and John C. Farmer, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer
and/or director of MK Gold Company (the "Company"), Forms 3, 4, and 5 in
accordance with Section 16(a)
of the Securities Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be
necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any
amendment or amendments thereto, and timely file such form with the United
States Securities and
Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the
opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the
undersigned, it being understood that the documents executed by such attorney-
in-fact on behalf of the
undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and
conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of
any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or
could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming
all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to
be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned
acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the
undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to
comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities
issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of
this 5th day of May, 2004.

 /s/ F.F. Fernandez Torres
 Signature

 F.F. Fernandez Torres
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